UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): March 12, 2020
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On March 12, 2020, Chris Cartwright, President and CEO of TransUnion (the “Company”), appeared as a panelist at a virtual industry conference. In response to a question about the impact of the coronavirus on the Company, Mr. Cartwright responded that the Company continues to perform well and feels comfortable with the guidance that it provided for the first quarter.
This Form 8-K is being furnished solely to satisfy the requirements of Regulation FD.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this Form 8-K that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plans and strategies. Factors that could cause actual results to differ materially from those described in the forward-looking statements include the factors that can be found in our Annual Report on Form 10-K for the year ended December 31, 2019, and any subsequent Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). Many of these factors are beyond our control. The forward-looking statements contained in this Form 8-K speak only as of the date hereof. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date hereof.
The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d)The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File -- the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.
TRANSUNION
Date: March 12, 2020
By:     /s/ Mick Forde
Name:    Mick Forde
Title:    Senior Vice President